Exhibit 99.1

Surf Air Mobility Reports Third Quarter 2026 Financial Results, Meeting Revenue and Adjusted EBITDA Guidance

Third Quarter Revenue of $36.5 Million, Within Guidance, and an Increase of 25% Compared to the Third Quarter 2025, and the Highest in Company’s History

Third Quarter Adjusted EBITDA Loss of $6.7 Million, Within Guidance, and a 32% Improvement Compared to the Third Quarter 2025, and the Best Adjusted EBITDA in Company’s History

Surf On Demand Business Revenue Grew to a Record $19 Million, an increase of 121% Compared to the Third Quarter 2025

Commercially Launched OperatorOS, With Five Contracts Signed to Date

Company Issues Fourth Quarter 2026 Guidance

LOS ANGELES, CA - November 5, 2026 - Surf Air Mobility Inc. (NYSE: SRFM) ("Surf Air Mobility" or the "Company"), a leading air mobility platform, today reported financial results for the third quarter ended September 30, 2026, and provided a progress update for the Company’s SurfOS software, Surf On Demand, and airline operations businesses.

Deanna White, Chief Executive Officer of Surf Air Mobility, said: "The third quarter was the highest revenue and best Adjusted EBITDA quarter in Surf Air Mobility's history, with revenue and Adjusted EBITDA within guidance. We are now in the Expansion Phase of our Transformation Plan, and we made progress on each of its priorities: commercializing SurfOS, scaling Surf On Demand, and expanding airline profitability. These results reflect our shift from an airline-centric company to a technology-powered air mobility platform."

Q3 2026 Financial Results

Revenue

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Total revenue of $36.5 million, within guidance of $35.5 million to $37.5 million, a 25% year-over-year increase and a 24% increase compared to the second quarter of 2026. This was the highest quarterly revenue in Company history.

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Surf On Demand revenue of $19 million, a 121% year-over-year increase and a 57% increase compared to the second quarter of 2026 reflecting increased demand and increased revenue per departure.
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Airline operations scheduled service revenue of $17.5 million, a 15% year-over-year decrease, primarily reflecting the exit of certain Essential Air Service routes, partially offset by productivity improvements.

Net Loss

Net loss was $20.4 million for the third quarter of 2026, compared to $27.2 million in the prior year period, a 25% improvement. Net loss included investment in R&D for technology initiatives, stock-based compensation, transaction costs and other non-recurring items.

Adjusted EBITDA

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Adjusted EBITDA loss of $6.7 million, within guidance of $7 million to $4 million, a 32% year-over-year improvement and a 36% improvement compared to the second quarter of 2026.
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Results reflect growth in profitable revenue in the Surf On Demand business and expanding positive Adjusted EBITDA margins in the airline operations business.

Q3 2026 Business Highlights

SurfOS Software

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Commercially launched OperatorOS, the Company's software for Part 91 and 135 operators, and signed five OperatorOS contracts to date, including three within the third quarter of 2026 and two after quarter end. OperatorOS will earn a percentage of revenue on each trip managed through the software.
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Received authorization from the FAA for OperatorOS as a system of record for our airline, enabling electronic signatures, records, and manuals.
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Continued growth of the Powered by Surf On Demand program, which uses BrokerOS.
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Deployed initial phase of Enterprise BrokerOS at Wheels Up with a contract worth up to $12 million over a three year term.
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Advanced discussions with an active enterprise pipeline of large operators, brokerages, and aircraft manufacturers that the Company believes is worth tens of millions of dollars in annual revenue.

Surf On Demand

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Achieved highest revenue and highest year-over-year revenue growth in a quarter since inception.
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Accelerated revenue growth every quarter this year, more than doubling during the first nine months of 2026, compared to the same period in 2025.
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Increased departures to a record 1,417, up 86% year-over-year.
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Increased average revenue per departure 17% year-over-year and 29% compared to the second quarter of 2026, reflecting a shift toward larger aircraft and longer trips.
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Improved gross margin more than 4 percentage points year-over-year and more than 10 percentage points compared to the second quarter of 2026.
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Expanded to seven preferred operator partners in total, providing preferential rates and terms and exclusive access to select aircraft.

Airline Operations

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Generated positive Adjusted EBITDA of $1.2 million for the airline, improving in each quarter of 2026.
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Achieved SurfOS-enabled operational efficiencies with:
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Direct operating cost per block hour decreasing 6%
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Fuel burn decreasing 9%
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Pilot cost per block hour decreasing 9%
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Labor productivity increasing 15%, year-over-year
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Increased Mokulele Airlines revenue 9% year-over-year. Mokulele Airlines now serves 9 airports and 12 routes in Hawaii.
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Awarded a four-year, $19.4 million Essential Air Service contract to serve Lanai through August 2030.
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Improved controllable completion factor 2 percentage points to 98%, on-time arrivals increased 4 percentage points to 87% compared to the second quarter of 2026, and on-time departures were up 4 percentage points, to 80%, despite two hurricanes in Hawaii.
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Joined the FAA’s SMART airspace program as a participating airspace user.

Electrification

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Completed an electric aircraft demonstration program with BETA Technologies, with 64 flights across four Hawaiian islands.

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Became the first Part 135 passenger operator to join the FAA's Center for Advanced Aviation Technologies Consortium.

Corporate

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Appointed Jason Secore, formerly Chief Financial Officer of Matternet, as Chief Financial Officer.
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Appointed Barrett Brown, former Head of Asia at Palantir Technologies, as President of SurfOS.

Balance Sheet and Financing

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The second $14 million tranche of the Company's asset-backed loan funded in August, completing the $21.6 million facility.
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Cash at quarter end was $10.7 million.

Jason Secore, Chief Financial Officer of Surf Air Mobility, said: "Our results reflect growth in Surf On Demand's profitable revenue and expanding airline margins. Our priority is to maximize long-term shareholder value by investing in our most profitable and fastest-growing businesses, while continuing to narrow our Adjusted EBITDA loss, improving free cash flow conversion, and funding growth from a stronger balance sheet."

Financial Outlook

Surf Air Mobility is providing guidance for the fourth quarter, reaffirming revenue guidance for the full year 2026, and modifying Adjusted EBITDA guidance for the full year 2026:

Fourth Quarter 2026

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Revenue in the range of $36.4 million to $46.4 million.
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Adjusted EBITDA loss in the range of $5.4 million to $2.4 million, which excludes the impact of stock-based compensation, changes in fair value of financial instruments, and transaction and restructuring expenses.

Full Year 2026

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Revenue in the range of $128 million to $138 million.

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Adjusted EBITDA loss in the range of $35 million to $32 million, a modification from $30 million to $25 million. Guidance modification due to higher fuel prices and extended implementation periods for SurfOS.

The Company expects airline Adjusted EBITDA to improve further in the fourth quarter.

Conference Call

Surf Air Mobility will host a conference call today at 5:00pm ET. Interested parties can register in advance to listen to the webcast here or can find a link on the 'Events & Presentations' section of our investor relations website.

Alternatively, listeners may dial into the call as follows:

United States (Local): +1 585 542 9983

United States (Toll-Free): +1 833 461 5787

International Dial-Ins

Meeting ID: 999 843 121

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Surf Air Mobility’s profitability and future financial results and its ability to achieve its business objectives. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: Surf Air Mobility’s ability to anticipate the future needs of the air mobility market; Surf Air Mobility’s future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility’s development of its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility’s growth; the inability of Surf Air Mobility’s customers to pay for Surf Air

Mobility’s services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air Mobility, the risks associated with Surf Air Mobility’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements except as required by law.

Footnotes

Use of Non-GAAP Financial Measures: Surf Air Mobility uses Adjusted EBITDA to identify and target operational results which is beneficial to management and investors in evaluating operational effectiveness. Adjusted EBITDA is a supplemental measure of Surf Air Mobility’s performance that is not required by, or presented in accordance with, U.S. GAAP. Adjusted EBITDA is not a measurement of Surf Air Mobility’s financial performance under U.S. GAAP and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with U.S. GAAP. Surf Air Mobility’s calculation of this non-GAAP financial measure may differ from similarly titled non-GAAP measures, if any, reported by other companies. This non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP.

Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

Surf Air Mobility presents Adjusted EBITDA because it considers this measure to be an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in its industry. Management believes that investors’ understanding of Surf Air Mobility’s performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing its ongoing results of operations.

Unaudited Condensed Consolidated Balance Sheets as of September 30, 2026 and December 31, 2025:

	September 30, 2026	December 31, 2025
Assets:
Current assets:
Cash	$10,719	$12,672
Accounts receivable, net	4,973	3,929
Prepaid expenses and other current assets	14,432	14,320
Total current assets	30,124	30,921
Restricted cash	287	10,091
Property and equipment, net	60,396	45,595
Intangible assets, net	17,876	20,067
Operating lease right-of-use assets	13,426	12,510
Finance lease right-of-use assets	587	809
Other assets	11,975	11,688
Total assets	$134,671	$131,681
Liabilities and Shareholders’ Deficit:
Current liabilities:
Accounts payable	$19,151	$18,437
Accrued expenses and other current liabilities	41,572	47,702
Deferred revenue	22,434	17,924
Current maturities of long-term debt, including $12,449 and $0 measured at fair value at September 30, 2026 and December 31, 2025, respectively	24,598	2,712
Operating lease liabilities, current	3,885	3,636
Finance lease liabilities, current	280	277
SAFE notes at fair value, current	3	5
Convertible notes at fair value, current	15,198	42,274
Due to related parties, current	61	643
Total current liabilities	127,182	133,610
Long-term liabilities:
Long-term debt, net of current maturities, including $12,450 and $0 measured at fair value at September 30, 2026 and December 31, 2025, respectively	34,306	14,389
Convertible notes at fair value, long term	—	25,183
Operating lease liabilities, long term	9,761	8,714
Finance lease liabilities, long term	463	670
Due to related parties, long term	5,100	100
Other long-term liabilities	3,320	3,872
Total liabilities	$180,132	$186,538
Commitments and contingencies:
Shareholders’ deficit:
Preferred Stock, $0.0001 par value; 50,000,000 shares authorized; 0 shares issued and outstanding at September 30, 2026 and December 31, 2025	—	—
Common stock, $0.0001 par value; 800,000,000 shares authorized as of both September 30, 2026 and December 31, 2025; 134,892,456 shares and 73,082,025 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	13	7
Additional paid-in capital	811,288	733,135
Accumulated deficit	(856,762)	(787,999)
Total shareholders’ deficit	$(45,461)	$(54,857)
Total liabilities and shareholders’ deficit	$134,671	$131,681

Unaudited Condensed Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2026 and 2025: (in thousands, except share and per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$36,456	$29,172	$91,578	$80,109
Operating expenses:
Cost of revenue, exclusive of depreciation and amortization	33,485	27,662	88,878	76,696
Technology and development	1,428	2,327	5,654	8,012
Sales and marketing	2,417	2,060	7,519	5,214
General and administrative	12,237	11,200	29,784	34,173
Depreciation and amortization	2,851	2,423	7,858	7,012
Total operating expenses	52,418	45,672	139,693	131,107
Operating loss	$(15,962)	$(16,500)	$(48,115)	$(50,998)
Other income (expense):
Changes in fair value of financial instruments carried at fair value, net	$(3,239)	$(7,415)	$(13,646)	$(9,772)
Interest expense	(2,258)	(3,255)	(4,721)	(10,916)
Gain on extinguishment of debt	—	—	—	39
Other expense, net	1,052	(105)	(2,412)	(2,209)
Total other expense, net	$(4,445)	$(10,775)	$(20,779)	$(22,858)
Loss before income taxes	(20,407)	(27,275)	(68,894)	(73,856)
Income tax benefit	39	62	131	179
Net loss	$(20,368)	$(27,213)	$(68,763)	$(73,677)
Net loss per share applicable to common shareholders, basic and diluted	$(0.16)	$(0.64)	$(0.69)	$(2.74)
Weighted-average number of common shares used in net loss per share applicable to common shareholders, basic and diluted	125,243,614	42,430,909	100,328,425	26,850,694

Unaudited Non-GAAP Financial Measures; Reconciliation of Net Loss to Adjusted EBITDA for the Three and Nine Months Ended September 30, 2026 and 2025 (in thousands):

	Three-Months Ended September 30,		Nine-Months Ended September 30,
	2026	2025	2026	2025
Net Loss	(20,368)	(27,213)	(68,763)	(73,677)
Addback:
Depreciation and amortization	2,851	2,423	7,858	7,012
Interest expense	2,258	3,255	4,721	10,916
Income tax expense (benefit)	(39)	(62)	(131)	(179)
Stock-based compensation expense (1)	1,684	2,268	5,815	7,957
Changes in fair value of financial instruments (2)	3,239	7,415	13,646	9,772
Gain on extinguishment of debt	-	-	-	(39)
Transaction costs (3)	645	-	2,253	-
Incentive plan accruals (4)	-	938	(425)	938
Restructuring costs and other (5)	3,009	1,109	5,474	3,540
Adjusted EBITDA	(6,721)	(9,867)	(29,552)	(33,760)

(1) Represents non-cash expenses related to equity-based compensation programs, which vary from period to period depending on various factors including the timing, number, and the valuation of awards.

(2) Represents fluctuations in the fair value of financial instruments carried at fair value. The fair values of the convertible notes, derivative instruments, and liability classified warrants were based on the values of the notes, warrants, and derivatives modelled using third party participant assumptions.

(3)Represents direct, uncapitalized, costs associated with the closing of debt and equity transactions, including accounting, legal, and advisory costs.
(4)Represents accruals and reversals of amounts under short-term incentive plans, for which the achievement of adjusted EBITDA metrics is a consideration.

(5)Represents identified costs specific to the Company’s Transformation Plan, inclusive of the relocation of the Company's operations center, the exiting of certain EAS routes, and the restructuring of the Company's operations, as well as losses on the disposal of owned aircraft and finance charges associated with non-debt payables.